================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 2, 2006

                                 MEDIFAST, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-23016               13-3714405
---------------------------------     ------------            -------------
  (State or other jurisdiction        (Commission             (IRS Employer
of incorporation or organization)     File Number)             Ident. No.)

   11445 Cronhill Drive, Owing Mills, Maryland                    21117
   -------------------------------------------                 ----------
    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 2, 2006, Medifast, Inc.'s (the "Company's) Board of Directors elected two new independent board members to the Owings Mills, Md based meal replacement company. The newly elected board members are Dennis M. McCarthy, Esq and Charles P. Connolly, Jr. The Board now consists of 9 directors, including the Chairman of the Board.

Mr. McCarthy will join the Executive Committee and Compensation Committee. Mr. Connolly will join the Audit Committee as a qualified financial expert according to the rules of the New York Stock Exchange and Securities and Exchange Commission.

None of the elected members are party to any transaction with the Company or any subsidiary of the Company, and the Company has not entered into arrangements in connection with their elections to the Board of Directors.

A press release announcing the election of the two new independent directors is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits pursuant to Item 5.02

99.1 Press release dated October 2, 2006, announcing the election of two new members to the Company's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIFAST, INC.
Dated: October 2, 2006

                                            /s/  Bradley T. MacDonald
                                            ------------------------------------
                                            Bradley T. MacDonald
                                            Chairman and Chief Executive Officer

                                        3